                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 15, 1999




                            APOGEE ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Minnesota                    0-6365              41-0919654
-------------------------------      -----------         ----------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)


  7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota      55431
  ------------------------------------------------------------    ----------
            (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:   (612) 835-1874


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountants

(a)      Previous Independent Accountants

         (i) On April 15, 1999, the Board of Directors of Apogee Enterprises, Inc. (the "Registrant") decided to change independent accountants for the fiscal year beginning February 28, 1999 and ending February 26, 2000 and thereby dismissed KPMG Peat Marwick LLP, such dismissal to become effective upon completion of the audit for the fiscal year ended February 27, 1999.

         (ii) The reports of KPMG Peat Marwick LLP on the Registrant's financial statements for the past two years ended February 28, 1998 and March 1, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Registrant's Audit Committee participated in and recommended to the Board of Directors of the Registrant the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through April 15, 1999, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) The Registrant believes that during the two most recent fiscal years and through April 15, 1999, there have been no reportable events (as defined in Regulation S-K Item 304 (a)
                  (1) (v) ), with the exception of items cited as reportable conditions in KPMG Peat Marwick LLP's management letter dated June 9, 1998 addressed to the Audit Committee of the Registrant's Board of Directors. The indicated items related to internal control deficiencies of the Registrant's Asian construction operations, specifically inadequate project accounting and review procedures. The Registrant agreed with the characterization of said items as reportable conditions and undertook appropriate actions to remedy the internal control deficiencies.

         (vi) The Registrant delivered a copy of this Form 8-K report to KPMG Peat Marwick LLP on April 22, 1999. Concurrently therewith, the Registrant requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of KPMG Peat Marwick LLP to the SEC dated April 22, 1999.


(b)      New Independent Accountants

         (i) The Board of Directors of the Registrant has approved the engagement of Arthur Andersen LLP as its new independent accountants for the fiscal year ending February 26, 2000. During the two most recent fiscal years and through April 15, 1999, the Registrant has not consulted with Arthur Andersen LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2) ).

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         16 Letter from KPMG Peat Marwick LLP to the Securities and Exchange Commission dated April 22, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   APOGEE ENTERPRISES, INC.



Date:  April 22, 1999              By: /s/ Robert G. Barbieri
                                      ------------------------------------
                                   Name:   Robert G. Barbieri
                                   Title:  Vice President Finance and
                                           Chief Financial Officer